                                                                   Exhibit 99.1

                        MONITRONICS INTERNATIONAL, INC.

                             LETTER OF TRANSMITTAL
                            To Tender for Exchange
             Outstanding 113/4% Senior Subordinated Notes due 2010
       Pursuant to the Exchange Offer and Prospectus dated       , 2003

  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 2003 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED.

                 The Exchange Agent for the Exchange Offer is:

              The Bank of New York Trust Company of Florida, N.A.

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS
    If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to
                        the Exchange Agent as follows:

              By Hand, Certified Mail
               or Overnight Carrier:         By Facsimile:
                                             (214) 880-8241

                The Bank of New York       Confirm Receipt of
                   Trust Company of     Facsimile by Telephone:
                   Florida, N.A.             (214) 880-8229
              600 Pearl Street, Suite
                         420
                Dallas, Texas 75201
              Attn: Patrick T. Giordano
               Phone: (214) 880-8229
                Fax: (214) 880-8241

    Originals of all documents sent by facsimile should be sent promptly by registered
         or certified mail, by hand, or by overnight delivery service.

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   IF YOU WISH TO EXCHANGE CURRENTLY OUTSTANDING 113/4% SENIOR SUBORDINATED NOTES DUE 2010 (THE "OLD NOTES") FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT AT MATURITY OF NEW 113/4% SENIOR SUBORDINATED NOTES DUE 2010 PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                               -----------------

   The undersigned hereby acknowledges receipt and review of the Prospectus,
dated       , 2003 (the "Prospectus"), of Monitronics International, Inc., a
Texas corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 113/4% Senior Subordinated Notes due 2010 (the "New Notes") that have been registered under the Securities Act of 1933 (the "Securities Act"), for a like principal amount of its issued and outstanding 113/4% Senior Subordinated Notes due 2010 (the "Old Notes"). Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

   The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Company shall notify the Exchange Agent and each registered holder of the Old Notes of any extension by oral or written notice prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

   This Letter of Transmittal is to be used by a holder of Old Notes if Old Notes are to be forwarded herewith. An Agent's Message (as defined in the next sentence) is to be used if delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "Exchange Offer -- Procedures for Tendering." The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility and received by the Exchange Agent and forming a part of the confirmation of a book-entry transfer ("Book-Entry Confirmation"), which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Old Notes that are the subject of such Book-Entry Confirmation and that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant. Holders of Old Notes whose Old Notes are not immediately available, or who are unable to deliver their Old Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange Offer -- Guaranteed Delivery Procedures." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

   The term "holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from such registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

                         SIGNATURES MUST BE PROVIDED.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

   1. The undersigned hereby tenders to the Company the Old Notes described in the box entitled "Description of Old Notes Tendered" pursuant to the Company's offer of $1,000 principal amount at maturity of New Notes in exchange for each $1,000 principal amount at maturity of the Old Notes, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal.

   2. The undersigned hereby represents and warrants that it has full authority to tender the Old Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the tender of Old Notes.

   3. The undersigned understands that the tender of the Old Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

   4. The undersigned acknowledge(s) that the Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corp., SEC No-Action Letter (available April 13, 1989), Morgan Stanley & Co., Inc., SEC No-Action Letter (available June 5,
1991) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Old Notes exchanged for such New Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act and any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such New Notes.

   5. Unless the box under the heading "Special Registration Instructions" is checked, the undersigned hereby represents and warrants that:

    (a)the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, whether or not the undersigned is the holder;

    (b)neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of such New Notes;

    (c)neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes; and

    (d)neither the holder nor any such other person is an "affiliate," as such term is defined in Rule 405 under the Securities Act, of the Company.

   6. The undersigned may, if unable to make all of the representations and warranties contained in Item 5 above and as otherwise permitted in the Registration Rights Agreement (as defined below), elect to have its Old Notes registered in the shelf registration statement described in the Registration Rights Agreement, dated as of August 25, 2003 (the "Registration Rights Agreement"), by and among the Company and the Initial Purchasers (as defined therein). Such election may be made by checking the box below entitled "Special Registration Instructions." By making such election, the undersigned agrees, as a holder of Old Notes participating in a shelf registration, to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who signs such shelf registration statement, each person who controls the Company within the meaning of either the Securities Act or the Securities Exchange Act of 1934 (the "Exchange Act"), and each other holder of Old Notes, from and against any and all losses, claims, damages or liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any shelf registration statement or prospectus, or in any supplement thereto or amendment thereof, or caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but only with respect to information relating to the undersigned furnished in writing by or on behalf of the undersigned expressly for use in a shelf registration statement, a prospectus or any amendments or supplements thereto. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provision of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by the Registration Rights Agreement.

   7. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Old Notes held for its own account were not acquired as a result of market-making or other trading activities, such Old Notes cannot be exchanged pursuant to the Exchange Offer.

   8. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

   9. Unless otherwise indicated herein under "Special Delivery Instructions," please issue the certificates for the New Notes in the name of the undersigned.

   List below the Old Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

------------------------------------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF OLD NOTES TENDERED
------------------------------------------------------------------------------------------------------------------------------

       Name(s) and Address(es) of Registered
Holder(s) Exactly as Name(s) Appear(s) on Old Notes
            (Please Fill In, If Blank)                                    Old Note(s) Tendered
------------------------------------------------------------------------------------------------------------------------------

                                                                                                              Principal
                                                            Registered       Aggregate Principal Amount         Amount
                                                            Number(s)*       Represented by Old Note(s)       Tendered**
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
* Need not be completed by book-entry holders.
**Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.
------------------------------------------------------------------------------------------------------------------------------

                              METHOD OF DELIVERY

[_]Check here if tendered Old Notes are enclosed herewith.

[_]Check here if tendered Old Notes are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with the Book-Entry Transfer Facility and complete the following:

   Name of Tendering Institution:  _____________________________________________

   Account Number: _____________________________________________________________

   Transaction Code Number: ____________________________________________________

[_]Check here if tendered Old Notes are being delivered pursuant to a Notice of Guaranteed Delivery and complete the following:

   Name(s) of Registered Holder(s):  ___________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   Date of Execution of Notice of Guaranteed Delivery: _________________________

   Window Ticket Number (if available): ________________________________________

   Name of Eligible Institution that guaranteed delivery: ______________________

   Account Number (If delivered by book-entry transfer): _______________________

                         SPECIAL ISSUANCE INSTRUCTIONS
                          (See Instructions 5 and 6)

  To be completed only (i) if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Old Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at the Book-Entry Transfer Facility. Issue New Notes and/or Old Notes to:

  Name__________________________________________________________________________
                                (Type or Print)

  Address ______________________________________________________________________
                                              (Zip Code)

  ______________________________________________________________________________
                (Tax Identification or Social Security Number)
                        (Complete Substitute Form W-9)

                         Credit Unexchanged Old Notes
                       Delivered by Book-Entry Transfer
                      to the Book-Entry Transfer Facility
                               Set Forth Below:

  ______________________________________________________________________________

                         Book-Entry Transfer Facility
                                Account Number:

  ______________________________________________________________________________

  ______________________________________________________________________________


                         SPECIAL DELIVERY INSTRUCTIONS
                          (See Instructions 5 and 6)

  To be completed ONLY if the New Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than as indicated above.

  Mail [_]  Issue [_]  (check appropriate boxes)

  Name _________________________________________________________________________
                                (Type or Print)

  Address ______________________________________________________________________
                                              (Zip Code)

  ______________________________________________________________________________
                (Tax Identification or Social Security Number)

  ______________________________________________________________________________

                       SPECIAL REGISTRATION INSTRUCTIONS

     To be completed ONLY if (i) the undersigned satisfies the conditions set forth in Item 6 above, (ii) the undersigned elects to register its Old Notes in the shelf registration statement described in the Registration Rights Agreement and (iii) the undersigned agrees to indemnify certain entities and individuals as set forth in Item 6 above. (See Item 6.)

  [_]By checking this box, the undersigned hereby (i) represents that it is unable to make all of the representations and warranties set forth in Item 5 above, (ii) elects to have its Old Notes registered pursuant to the shelf registration statement described in the Registration Rights Agreement and (iii) agrees to indemnify certain entities and individuals identified in, and to the extent provided in, Item 6 above.



                      SPECIAL BROKER-DEALER INSTRUCTIONS

  [_]Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.

  Name: ________________________________________________________________________
                                (Please Print)
  Address: _____________________________________________________________________
                             (Including Zip Code)


                                   IMPORTANT
                        PLEASE SIGN HERE WHETHER OR NOT
                OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
                  (Complete Accompanying Substitute Form W-9)

(Signature(s) of Registered Holders of Old Notes): _____________________________

Dated: _________________________________________________________________________

   (The above lines must be signed by the registered holder(s) of Old Notes as the name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding completion of this Letter of Transmittal, printed below.)

Name(s) ________________________________________________________________________
                            (Please Type or Print)

Capacity: ______________________________________________________________________

Address: _______________________________________________________________________
                              (Include Zip Code)

Area Code and Telephone Number: ________________________________________________

              SIGNATURE GUARANTEE (If Required by Instruction 5)

       Certain Signatures Must be Guaranteed by an Eligible Institution

  ______________________________________________________________________________
            (Name of Eligible Institution Guaranteeing Signatures)

  ______________________________________________________________________________
  (Address (including zip code) and Telephone Number (including area code) of
                             Eligible Institution)

  ______________________________________________________________________________
                            (Authorized Signature)

  ______________________________________________________________________________
                                (Printed Name)

  ______________________________________________________________________________
                                    (Title)

  Dated: _______________________________________________________________________

                                 INSTRUCTIONS
        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of This Letter of Transmittal and Old Notes or Book-Entry Confirmations

   All physically delivered Old Notes or any Book Entry Confirmations, as well as a properly completed and duly executed copy of this Letter of Transmittal or Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date.

   The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Company.

2. Guaranteed Delivery Procedures

   Holders who wish to tender their Old Notes and whose Old Notes are not immediately available or who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis and deliver an Agent's Message, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures, a tender may be effected if the Exchange Agent has received at its office, on or prior to the Expiration Date, a letter, telegram or facsimile transmission from an Eligible Institution (as defined in the Prospectus) setting forth the name and address of the tendering holder, the name(s), in which the Old Notes are registered and the certificate number(s) of the Old Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, such Old Notes, in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the Book Entry Transfer Facility), will be delivered by such Eligible Institution together with a properly completed and duly executed Letter of Transmittal (and any other required documents). Unless Old Notes being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), the Company may, at its option, reject the tender.

   Any holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above. See the section entitled "Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

3. Tender by Holder

   Only a registered holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder's name or obtain a properly completed bond power from the registered holder.

4. Partial Tenders

   Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of Old Notes Tendered" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures

   If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Notes.

   If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

   If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Old Notes.

   If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

   Endorsements on Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

   No signature guarantee is required if (i) this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered herein (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Old Notes) and the New Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, deposited to such participant's account at the Book-Entry Transfer Facility) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Registration Instructions" has been completed, or (ii) such Old Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

6. Special Registration and Delivery Instructions

   Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

7. Backup United States Federal Income Tax Withholding and Substitute Form W-9

   Under the United States federal income tax laws, payments that may be made by the Company on account of New Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 28%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct, that the holder is a U.S. person, and that (1) the holder has not been notified by the United States Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Paying Agent under the Indenture governing the New Notes) shall retain 28% of payments made to the tendering holder during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes his, her or its TIN within 60 days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the 60-day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with his, her or its TIN within such 60-day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the TIN is the social security number of such individual. If the Exchange Agent or the Company are not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS.

   Certain holders (including, among others, all corporations and certain non-United States individuals) are not subject to these backup withholding and reporting requirements. In order for a non-United States individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8BEN), signed under penalty of perjury, attesting to that individual's foreign status. Such statements can be obtained from the Exchange Agent. Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 28% of the amount of any payments made on account of the New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

   See the attached "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more information.

8. Transfer Taxes

   The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of a person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder. See the discussion under the heading "Exchange Offer--Transfer Taxes" in the Prospectus.

9. Validity of Tenders

   All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Old Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any or all tenders not in proper form or the acceptance for exchange of which may, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Exchange Offer or any defect or irregularity in the tender of any Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions on the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in the Letter of Transmittal, as soon as practicable following the Expiration Date.

10.Waiver of Conditions

   The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus or in this Letter of Transmittal.

11.No Conditional Tender

   No alternative, conditional, irregular or contingent tender of Old Notes on transmittal of this Letter of Transmittal will be accepted.

12.Mutilated, Lost, Stolen or Destroyed Old Notes

   Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

13.Request for Assistance or Additional Copies

   Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

14.Withdrawal

   Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "Exchange Offer--Withdrawal of Tenders."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                   PLEASE PROVIDE YOUR TIN IN THE BOX  Part I -- Social Security Number OR Employer
                             AT RIGHT AND CERTIFY BY SIGNING AND Identification Number
Form W-9                     DATING BELOW
                                                                   _____________________________________________
Department of the Treasury   ___________________________________     (If awaiting TIN, write "Applied For")
Internal Revenue Service     Name                                _______________________________________________

Payer's Request for Taxpayer ___________________________________ Part II -- For Payees exempt from backup
Identification Number (TIN)  Business Name                       withholding, see the enclosed Guidelines for
                             Please check appropriate box        Certification of Taxpayer Identification Number
                             [_] Individual/Sole Proprietor      on Substitute Form W-9, check the Exempt box
                             [_] Corporation  [_] Partnership    below, and complete the Substitute Form W-9.
                             [_] Other
                                                                 Exempt [_]
                             ___________________________________
                             Address

                             ___________________________________
                             City, State, Zip Code

 Certification -- Under penalties of perjury, I certify that:

 (1)The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
 (2)I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 (3)I am a U.S. person (including a U.S. resident alien)

 Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

--------------------------------------------------------------------------------

 SIGNATURE: _____________________________   DATE: ______________________________

NOTE: IF YOU ARE A UNITED STATES HOLDER, FAILURE TO COMPLETE AND RETURN THIS
      SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
      PART I OF THE SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me will be withheld until I provide a taxpayer identification number.

 SIGNATURE: _____________________________   DATE: ______________________________

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

-------------------------------------------------------- -----------------------------------------------------------------
                                 Give the                                                  Give the EMPLOYER
                                 SOCIAL SECURITY                                           IDENTIFICATION
For this type of account:        number of:              For this type of account:         number of:
-------------------------------------------------------- -----------------------------------------------------------------
1.An individual's account        The individual          6.A valid trust, estate, or       The legal entity (Do not
                                                           pension trust                   furnish the identifying number
                                                                                           of the personal representative
                                                                                           or trustee unless the legal
                                                                                           entity itself is not designated
                                                                                           in the account title) (4)

2.Two or more individuals        The actual owner of     7.Corporate account               The corporation
  (joint account)                the account or, if
                                 combined funds, any
                                 one of the
                                 individuals(1)

3.Custodian account of a         The minor (2)           8.Partnership                     The partnership
  minor (Uniform Gift to
  Minors Act)

4.a. The usual revocable         The grantor-trustee (1) 9.Association, club,              The organization
  savings trust account                                    religious, charitable or
  (grantor is also trustee)                                educational or other tax-
                                                           exempt organization

  b. So-called trust account     The actual owner (1)
  that is not a legal or valid
  trust under State law

5.Sole proprietorship account    The owner (3)           10.A broker or registered         The broker or nominee
                                                            nominee

                                                         11.Account with the               The public entity
                                                            Department of
                                                            Agriculture in the name
                                                            of a public entity (such as
                                                            a State or local
                                                            government, school
                                                            district, or prison) that
                                                            receives agricultural
                                                            program payments
-------------------------------------------------------- -----------------------------------------------------------------

(1)List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2)Circle the minor's name and furnish the minor's social security number.
(3)You must show your individual name. You may also enter your business or "doing business as" name. You may use either your social security number or, if you have one, your employer identification number.
(4)List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number. You may also obtain Form SS-4 by calling the IRS at 1-800-TAX-FORM.

If you do not have a TIN, but have applied for one, write "Applied For" in the space for the TIN, complete the Certificate of Awaiting Taxpayer Identification Number, sign and date the form and return it to the Exchange Agent.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

  . An organization exempt from tax under section 501(a), or an individual retirement account.

  .   The United States or any wholly-owned agency or instrumentality thereof.

  . A State, the District of Columbia, a possession of the United States or any political subdivision or wholly-owned agency or instrumentality thereof.

  . A foreign government, a political subdivision of a foreign government, or any wholly-owned agency or instrumentality thereof.

  . An international organization or any wholly-owned agency or instrumentality thereof.

Payees specifically exempted from backup withholding on interest and dividend payments include the following:

  .   A corporation.

  .   A financial institution.

  . A registered dealer in securities or commodities registered in the U.S., the District of Columbia, or a possession of the U.S.

  .   A real estate investment trust.

  .   A common trust fund operated by a bank under section 584(a).

  .   An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

  . An entity registered at all times during the tax year under the Investment Company Act of 1940.

  .   A foreign central bank issue.

  . A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  .   Payments to nonresident aliens subject to withholding under section 1441.

  . Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

  .   Payments of patronage dividends not paid in money.

  .   Payments made by certain foreign organizations.

  .   Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

  . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  . Payments of tax-exempt interest (including exempt-interest dividends under section 852).

  .   Payments described in section 6049(b)(5) to non-resident aliens.

  .   Payments on tax-free covenant bonds under section 1451.

  .   Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THE SUBSTITUTE FORM W-9 WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. CHECK THE BOX MARKED "EXEMPT" IN
PART II OF THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6045, 6050A, 6050N and the regulations thereunder.

Privacy Act Notice.--Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the number for identification purposes and to help verify the accuracy of tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)Criminal Penalty for Falsifying Information.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                          FOR ADDITIONAL INFORMATION
                        CONTACT YOUR TAX CONSULTANT OR
                         THE INTERNAL REVENUE SERVICE